SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported February 28, 2005)


                       NOMURA ASSET ACCEPTANCE CORPORATION
                       -----------------------------------

            (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2005, providing for the issuance of
  Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AP1,
                       Mortgage Pass-Through Certificates)

                       NOMURA ASSET ACCEPTANCE CORPORATION
                       -----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Delaware                  333-109614                   35-3672336
  -----------------            ------------              -------------------
   (State or Other             (Commission                (I.R.S. Employer
    Jurisdiction               File Number)              Identification No.)
  of Incorporation)


Two World Financial Center,
  Building B, 21st Floor,
    New York, New York                                          10281
---------------------------                                   ----------
  (Address of Principal                                       (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code, is (212) 667-9300.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01       Completion of Acquisition or Disposition of Assets
                --------------------------------------------------

Description of the Certificates and the Mortgage Pool

         On February 28, 2005, a series of certificates, entitled Nomura Asset Acceptance Corporation, Alternative Loan Trust Series 2005-AP1, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2005 (the "Agreement"), attached hereto as Exhibit 4.1, among Nomura Asset Acceptance Corporation, as depositor (the "Depositor"), Nomura Credit & Capital, Inc., as seller (the "Seller"), GMAC Mortgage Corporation, as a servicer (the "Servicer") and Wells Fargo Bank, National Association, as trustee (the "Trustee"). The Certificates consist of twenty-two classes of certificates, designated as the "Class I-A-1 Certificates", "Class I-B-1 Certificates", "Class I-B-2 Certificates", "Class I-B-3 Certificates", "Class I-B-4 Certificates", "Class I-B-5 Certificates", "Class I-B-6 Certificates", "Class I-X Certificates", "Class I-P Certificates", "Class I-R Certificates", "Class II-A-1 Certificates", "Class II-A-2 Certificates", "Class II-A-3 Certificates", "Class II-A-4 Certificates", "Class II-A-5 Certificates", "Class II-A-IO Certificates", "Class II-M-1 Certificates", "Class II-M-2 Certificates", "Class II-M-3 Certificates", "Class II-C Certificates", "Class II-P Certificates" and the "Class II-R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund, consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, fixed rate, first lien mortgage loans having original terms to maturity up to thirty (30) years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of approximately $353,132,859 as of February 1, 2005. The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated February 28, 2005, between Seller and Depositor. The Class I-A-1 Certificates, Class I-B-1 Certificates, Class I-B-2 Certificates, Class I-B-3 Certificates, Class II-A-1 Certificates, Class II-A-2 Certificates, Class II-A-3 Certificates, Class II-A-4 Certificates, Class II-A-5 Certificates,

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Class II-A-IO Certificates, Class II-M-1 Certificates, Class II-M-2 Certificates
and the Class II-M-3 Certificates were sold by Depositor to Nomura Securities International, Inc. (the "Underwriter") pursuant to the Underwriting Agreement, dated February 26, 2004, between the Depositor and the Underwriter, and the Terms Agreement, dated February 23, 2005.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


           ========================================================
                                                          INITIAL
                             INITIAL CERTIFICATE       PASS-THROUGH
             CLASS          PRINCIPAL BALANCE(1)           RATE
           --------------------------------------------------------
             I-A-1              $121,247,000              6.697%
             I-B-1               $4,758,000               6.697%
             I-B-2               $2,180,000               6.697%
             I-B-3               $1,189,000               6.697%
            II-A-1               $99,294,000             Variable
            II-A-2               $49,772,000              4.386%
            II-A-3               $16,755,000              4.840%
            II-A-4               $20,475,000              5.546%
            II-A-5               $22,098,000              4.855%
            II-A-IO               Notional                4.500%
            II-M-1               $4,861,000               5.313%
            II-M-2               $4,309,000               5.710%
            II-M-3               $3,314,000               6.008%
           ========================================================

(1)      Approximate.

         The Certificates, other than the Class I-B-4, Class I-B-5, Class I-B-6, Class I-X, Class I-P, Class I-R, Class II-C, Class II-P and the Class II-R Certificates, and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated February 23, 2005 (the "Prospectus Supplement"), and the Prospectus, dated February 24, 2004, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class I-X, Class I-P, Class I-R, Class II-C, Class II-P and the Class II-R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

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Item 9.01       Financial Statements and Exhibits
                ---------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits


----------------------  --------------------------------------------------------
  EXHIBIT NO.                            DESCRIPTION
----------------------  --------------------------------------------------------
      4.1               Pooling and Servicing Agreement, dated as of February
                        1, 2005, by and among Nomura Asset Acceptance Corporation, as Depositor, Nomura Credit & Capital, Inc., as Seller, GMAC Mortgage Corporation, as a Servicer and Wells Fargo Bank, National Association,
                        as Trustee relating to the Series 2005-AP1
                        Certificates.
----------------------  --------------------------------------------------------

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 15, 2005


                                     NOMURA ASSET ACCEPTANCE CORPORATION


                                     BY: /s/ Juliet Buck
                                        ------------------------
                                     Name:  Juliet Buck
                                     Title: Secretary

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                                Index to Exhibits
                                -----------------


                                                         Sequentially
Exhibit No.               Description                    Numbered Page
-----------               -----------                    -------------
    4.1         Pooling and Servicing Agreement,              7
                dated as of February 1, 2005, by
                and among Nomura Asset Acceptance
                Corporation, as Depositor, Nomura
                Credit & Capital, Inc., as Seller,
                GMAC Mortgage Corporation, as
                Servicer and Well Fargo Bank,
                National Association, as Trustee
                relating to the Series 2005-AP1
                Certificates.

                                   EXHIBIT 4.1